                                                              EXHIBIT 10.30.2




                                AMENDMENT NO. 1

                                       TO

                            STOCK PURCHASE AGREEMENT

         AMENDMENT dated as of July 2, 1997 (this "Amendment") by and among Patterson Broadcasting, Inc., a Delaware corporation (the "Company"), Capstar Acquisition Company, Inc., a Delaware corporation ("Buyer"), and The Dyson-Kissner- Moran Corporation, a Delaware corporation, as representative of the stockholders of the Company (the "Stockholders' Representative"), to the Stock Purchase Agreement (the "Purchase Agreement") dated as of June 12, 1997, by and among Buyer, Capstar Broadcasting Partners, Inc., a Delaware corporation, the Company, the Stockholders' Representative and each of the persons identified on Schedule I thereto (the "Selling Stockholders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                   WITNESSETH

         WHEREAS, the parties hereto have entered into the Purchase Agreement pursuant to which, among other things, the Selling Stockholders have agreed to sell, and the Buyer has agreed to purchase, the Shares and the Series A Preferred Shares; and

         WHEREAS, the parties hereto desire to amend certain of the provisions of the Purchase Agreement as more particularly described below.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                        AMENDMENT TO PURCHASE AGREEMENT

         1.01    The parties hereto acknowledge and agree that Paragraph 5 of
Schedule 3.1(k) of the Purchase Agreement is hereby amended by adding the following subparagraph (c) at the end thereof:

                 "c.      WMEZ-FM

                          (1) Lease dated June 17, 1997 between Easy Media, Inc., as lessor, and June Broadcasting, Inc., as lessee (studio premises located at 1601 N. Pace Blvd., Pensacola, Florida)

                          (2) Tower Lease Agreement effective August 1, 1991 between Channel 44, Ltd., as lessor, and WMEZ-FM, Inc., d/b/a WMEZ, as lessee, as assigned by lessor to Mercury Broadcasting Company, Inc., as assigned to Clear Channel Communications, Inc., as assigned to Clear Channel Television, Inc., and Estoppel and Consent to Sale dated April 18, 1997 of Clear Channel Television, Inc. with respect to assignment by lessee to June Broadcasting, Inc."

         1.02 The parties hereto acknowledge and agree that Paragraph B(1)(yy) of Schedule 3.1(p) of the Purchase Agreement is hereby amended by adding the following subparagraph (38) at the end thereof:

                 "(38) Representation Agreement dated May 1, 1995 between Eastman Radio Sales, Inc. And WMEZ-FM, Inc., as assigned to June Broadcasting, Inc. (WMEZ-FM)."

         1.03 The parties hereto acknowledge and agree that Paragraph B(5)(b) of Schedule 3.1(p) of the Purchase Agreement is hereby amended by adding the following subparagraph (3) at the end thereof:

                 "(3)     WMEZ-FM

                          (a) Radio antenna Agreement dated July 21, 1992, as amended, by and among Pensacola Christian College, Inc., WMEZ-FM, Inc. And WXBM-FM, Inc., as assigned to June Broadcasting, Inc.

                          (b)     See item B(5)(b)(1)(a) above.

                          (c) Radio Broadcasting Performance License Agreement effective as of July 1, 1997 between SESAC, Inc. and Patterson Pensacola Licensee Corp. (WMEZ-FM)

                          (d) Local Station Blanket Radio License Agreement effective as of June 17, 1997 between ASCAP and Patterson Pensacola Licensee Corp. (WMEZ-FM)

                          (e)     Single Station Radio Blanket License
                                  Agreement effective as of June 17, 1997
                                  between BMI and Patterson Pensacola Licensee
                                  Corp. (WMEZ-FM)"

         1.04 The parties hereto acknowledge and agree that the definition of "Financial Statements" contained in Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference to "Section 3.1(f)(ii)" contained in such definition and replacing such reference with "Section 3.1(f)(i)".

         1.05 The parties hereby acknowledge and agree that the definition of "Former Selling Stockholder" contained in Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference to "Section 12.16" contained in such definition and replacing such reference with "Section 12.17".

         1.06 The parties hereto acknowledge and agree that the definition of "Licenses" contained in Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference to "Schedule 3.1(1)" contained in such definition and replacing such reference with "Schedule 3.1(g)".

         1.07 The parties hereto acknowledge and agree that the definition of "Owned Real Property" contained in Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference to "Schedule 3.1(k)" contained in such definition and replacing such reference with "Schedule 3.1(j)".

         1.08 The parties hereto acknowledge and agree that Section 2.2(a)(i)(D) of the Purchase Agreement is hereby amended by deleting the reference to Section 9.1(c)" contained in such Section 2.2(a)(i)(D) and replacing such reference with "Section 9.1(d)".

         1.09 The parties hereto acknowledge and agree that Section 3.1(n) of the Purchase Agreement is hereby amended by deleting the first sentence of such Section 3.1(n) in its entirety and replacing it with the following"

                          "(n)    Environmental Matters.  Except as expressly
                 disclosed in the Existing ESAs with enough specificity that a reasonable person reading such description would understand that the matter described was contrary to the following representations and warranties or disclosed in Schedule 3.08 of the Savannah Agreement and Schedule III(J)(iv) of the Tri-City Agreement:"

         1.10 The parties hereto acknowledge and agree that Section 3.3(c) of the Purchase Agreement is hereby amended by deleting the phrase "or otherwise described on Schedule 3.3(c)" contained in such Section 3.3(c).

         1.11 The parties hereto acknowledge and agree that Section 10.1(b)(i)(x) of the Purchase Agreement is hereby amended by deleting the reference to "Section 9.2(a)(i)" contained in such Section 10.1(b)(i)(x) and replacing such reference with "Section 9.2(a)".

         1.12 The parties hereto acknowledge and agree that Section 12.9(a) of the Purchase Agreement is hereby amended by deleting such Section 12.9(a) in its entirety and replacing it with the following Section 12.9(a):

                 "(a)     If to Buyer, to:

                          Capstar Acquisition Company, Inc.
                          600 Congress Avenue, Suite 1400
                          Austin, Texas  78701
                          Attention:  William S. Banowsky, Jr.
                          Facsimile: (512) 404-6850

                          With copies to:

                          Vinson & Elkins L.L.P.
                          3700 Trammell Crow Center
                          2001 Ross Avenue
                          Dallas, Texas  75201
                          Attention:  Michael D. Wortley
                          Facsimile: (214) 220-7716

                          Capstar Broadcasting Partners, Inc.
                          600 Congress Avenue, Suite 1400
                          Austin, Texas  78701
                          Attention:  William S. Banowsky, Jr.
                          Facsimile: (512) 404-6850

                          Liebowitz & Associates, P.A.
                          Suite 1450
                          Suntrust International Center
                          One Southeast Third Avenue
                          Miami, Florida  33131-1715
                          Attention:  Matthew L. Liebowitz
                          Facsimile: (305) 530-9417"

         1.13 The parties hereto acknowledge and agree that Section 12.17(a) of the Purchase Agreement is hereby amended by deleting the reference to "Section 9.1(a)" contained in such Section 12.17(a) and replacing such reference with "Section 9.2(a)".

                                  ARTICLE II.

                                 MISCELLANEOUS

         2.01 Invalidity, Etc. If any provision of this Amendment, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         2.02 Governing Law. This Amendment shall be interpreted, construed, and enforced under and according to the laws of the State of New York.

         2.03 Recitals. The recitals set forth in the "Whereas" clauses in this Amendment are true and correct and are hereby incorporated herein by reference and made a part of the Purchase Agreement as amended hereby.

         2.04 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         2.05 Ratification. The parties hereto hereby ratify and approve the Purchase Agreement, as amended hereby, and the parties hereto acknowledge that all of the terms and provisions of the Purchase Agreement as amended hereby, are and remain in full force and effect.

                  *                    *                    *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                   BUYER:

                                   CAPSTAR ACQUISITION COMPANY, INC.



                                   By:
                                      -----------------------------------------
                                            Name:   William S. Banowsky, Jr.
                                            Title:  Executive Vice President


                                   THE COMPANY:

                                   PATTERSON BROADCASTING, INC.



                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:


                                   THE STOCKHOLDERS' REPRESENTATIVE:

                                   THE DYSON-KISSNER-MORAN CORPORATION



                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title: